                                                                    EXHIBIT 99.5

CASE NAME:   KEVCO COMPONENTS, INC.                                ACCRUAL BASIS

CASE NUMBER: 401-40790-BJH-11

JUDGE:       BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001
                                      ------------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                        TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        OCTOBER 29, 2001
---------------------------------------             ----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                        OCTOBER 29, 2001
---------------------------------------             ----------------------------
Printed Name of Preparer                                         Date

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:  401-40790-BJH-11

COMPARATIVE BALANCE SHEET

                                                                      SCHEDULED       MONTH           MONTH            MONTH
ASSETS                                                                  AMOUNT        JUL-01          AUG-01          SEP-01
------                                                                ---------       ------          ------          ------
1.       Unrestricted Cash                                                134         5,668               0                0
2.       Restricted Cash
3.       Total Cash                                                       134         5,668               0                0
4.       Accounts Receivable (Net)
5.       Inventory
6.       Notes Receivable
7.       Prepaid Expenses
8.       Other (Attach List)                                                0             0               0                0
9.       Total Current Assets                                             134         5,668               0                0
10.      Property, Plant & Equipment
11.      Less: Accumulated Depreciation/Depletion
12.      Net Property, Plant & Equipment                                    0             0               0                0
13.      Due From Insiders
14.      Other Assets - Net of Amortization (Attach List)                   0             0               0
15.      Other (Attach List)                                       27,217,768    27,217,768      27,217,768       27,217,768
16.      Total Assets                                              27,217,902    27,223,436      27,217,768       27,217,768

POST PETITION LIABILITIES

17.      Accounts Payable
18.      Taxes Payable
19.      Notes Payable
20.      Professional Fees
21.      Secured Debt
22.      Other (Attach List)                                                              0               0                0
23.      Total Post Petition Liabilities                                                  0               0                0

PRE PETITION LIABILITIES

24.      Secured Debt (FOOTNOTE)                                   75,885,064    15,071,491      14,930,296       15,365,448
25.      Priority Debt
26.      Unsecured Debt
27.      Other (Attach List)                                      157,389,954   157,396,888     157,391,764      157,391,764
28.      Total Pre Petition Liabilities                           233,275,018   172,468,379     172,322,060      172,757,212
29.      Total Liabilities                                        233,275,018   172,468,379     172,322,060      172,757,212

EQUITY

30.      Pre Petition Owners' Equity                                           (206,057,116)   (206,057,116)    (206,057,116)
31.      Post Petition Cumulative Profit Or (Loss)                                   (1,502)         (2,047)          21,221
32.      Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                60,813,675      60,954,871       60,496,451
33.      Total Equity                                                          (145,244,943)   (145,104,292)    (145,539,444)
34.      Total Liabilities and Equity                                            27,223,436      27,217,768       27,217,768

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                            SUPPLEMENT TO

CASE NUMBER:  401-40790-BJH-11                                ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                                     SCHEDULED       MONTH             MONTH             MONTH
ASSETS                                                 AMOUNT        JUL-01            AUG-01            SEP-01
------                                               ---------       ------            ------            ------
A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                 0                0                 0                0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14            0                0                 0                0

A.      Investment In Subsidiaries                  27,217,768       27,217,768        27,217,768       27,217,768
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                       27,217,768       27,217,768        27,217,768       27,217,768

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                        0                 0                0

PRE PETITION LIABILITIES

A.      Intercompany Payables (FOOTNOTE)            28,889,954       28,896,888        28,891,764       28,891,764
B.      10 3/8% Senior Sub. Notes                  105,000,000      105,000,000       105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes                 23,500,000       23,500,000        23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                             157,389,954      157,396,888       157,391,764      157,391,764

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 2

CASE NUMBER:  401-40790-BJH-11

INCOME STATEMENT

                                                           MONTH              MONTH              MONTH             QUARTER
REVENUES                                                   JUL-01             AUG-01             SEP-01             TOTAL
--------                                                   ------             ------             ------            -------

1.    Gross Revenues                                                                                                     0
2.    Less: Returns & Discounts                                                                                          0
3.    Net Revenue                                               0                  0                  0                  0

COST OF GOODS SOLD

4.    Material                                                                                                           0
5.    Direct Labor                                                                                                       0
6.    Direct Overhead                                                                                                    0
7.    Total Cost Of Goods Sold                                  0                  0                  0                  0
8.    Gross Profit                                              0                  0                  0                  0

OPERATING EXPENSES

9.    Officer / Insider Compensation                                                                                     0
10.   Selling & Marketing                                                                                                0
11.   General & Administrative                                102                545                  0                647
12.   Rent & Lease                                                                                                       0
13.   Other (Attach List)                                       0                  0                  0                  0
14.   Total Operating Expenses                                102                545                  0                647
15.   Income Before Non-Operating
      Income & Expense                                       (102)              (545)                 0               (647)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)                                                            23,268             23,268
17.   Non-Operating Expense (Att List)                                                                                   0
18.   Interest Expense                                                                                                   0
19.   Depreciation / Depletion                                                                                           0
20.   Amortization                                                                                                       0
21.   Other (Attach List)                                                                                                0
22.   Net Other Income & Expenses                               0                  0             23,268             23,268

REORGANIZATION EXPENSES

23.   Professional Fees                                                                                                  0
24.   U.S. Trustee Fees                                                                                                  0
25.   Other (Attach List)                                                                                                0
26.   Total Reorganization Expenses                             0                  0                  0                  0
27.   Income Tax                                                                                                         0
28.   Net Profit (Loss)                                      (102)              (545)            23,268             22,621

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:   KEVCO COMPONENTS, INC.                             SUPPLEMENT TO

CASE NUMBER: 401-40790-BJH-11                                 ACCRUAL BASIS - 2

INCOME STATEMENT

                                                               MONTH             MONTH             MONTH            QUARTER
OPERATING EXPENSES                                            JUL-01            AUG-01            SEP-01             TOTAL
------------------                                            ------            ------            ------            -------

A.                                                                                                                        0
B.                                                                                                                        0
C.                                                                                                                        0
D.                                                                                                                        0
E.                                                                                                                        0

TOTAL OTHER OPERATING
    EXPENSES - LINE 13                                             0                 0                 0                  0

OTHER INCOME & EXPENSES

A.    Income Tax Refund from Georgia Department of Rev.                                           23,268             23,268
B.                                                                                                                        0
C.                                                                                                                        0
D.                                                                                                                        0
E.                                                                                                                        0

TOTAL NON-OPERATING INCOME -
    LINE 16                                                        0                 0            23,268             23,268

A.                                                                                                                        0
B.                                                                                                                        0
C.                                                                                                                        0
D.                                                                                                                        0
E.                                                                                                                        0

TOTAL NON-OPERATING
    EXPENSE - LINE 17                                              0                 0                 0                  0

REORGANIZATION EXPENSES

A.                                                                                                                        0
B.                                                                                                                        0
C.                                                                                                                        0
D.                                                                                                                        0
E.                                                                                                                        0

TOTAL OTHER REORGANIZATION
    EXPENSES - LINE 25                                             0                 0                 0                  0

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:  401-40790-BJH-11

CASH RECEIPTS AND                                  MONTH               MONTH               MONTH               QUARTER
DISBURSEMENTS                                     JUL-01              AUG-01              SEP-01                TOTAL
-----------------                                 ------              ------              ------               -------

1.    Cash - Beginning Of Month                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                                             0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                                           0
4.    Post Petition                                                                                                          0
5.    Total Operating Receipts                                0                   0                   0                      0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                                         0
7.    Sale of Assets                                                                                                         0
8.    Other (Attach List)                                                                                                    0
9.    Total Non-Operating Receipts                            0                   0                   0                      0
10.   Total Receipts                                          0                   0                   0                      0
11.   Total Cash Available                                    0                   0                   0                      0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                                            0
13.   Payroll Taxes Paid                                                                                                     0
14.   Sales, Use & Other Taxes Paid                                                                                          0
15.   Secured / Rental / Leases                                                                                              0
16.   Utilities                                                                                                              0
17.   Insurance                                                                                                              0
18.   Inventory Purchases                                                                                                    0
19.   Vehicle Expenses                                                                                                       0
20.   Travel                                                                                                                 0
21.   Entertainment                                                                                                          0
22.   Repairs & Maintenance                                                                                                  0
23.   Supplies                                                                                                               0
24.   Advertising                                                                                                            0
25.   Other (Attach List)                                                                                                    0
26.   Total Operating Disbursements                           0                   0                   0                      0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                                      0
28.   U.S. Trustee Fees                                                                                                      0
29.   Other (Attach List)                                                                                                    0
30.   Total Reorganization Expenses                           0                   0                   0                      0
31.   Total Disbursements                                     0                   0                   0                      0
32.   Net Cash Flow                                           0                   0                   0                      0
33.   Cash - End of Month                                     0                   0                   0                      0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.             SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 SEPTEMBER, 2001
CASE NUMBER:  401-40790-BJH-11                   CASH RECEIPTS AND DISBURSEMENTS

                                                       DIST LP     MFG        MGMT     HOLDING     COMP      KEVCO INC    TOTAL
                                                       -------   -------   ---------   -------   --------    ---------  ---------

 1     CASH-BEGINNING OF MONTH                              --   150,505   3,618,707      --         --        1,000    3,770,212

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                           --        --                                                       --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                         --        --                                                       --
 4     POST PETITION                                                  --                                                       --

 5     TOTAL OPERATING RECEIPTS                             --        --          --      --         --           --           --

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                               --                                                       --
 7     SALE OF ASSETS                                  100,000        --                                                  100,000
 8     OTHER                                            36,713    28,468      46,412      --     23,268           --      134,861
        INTERCOMPANY TRANSFERS                        (127,561)   42,440     108,389      --    (23,268)                       --
                   SALE EXPENSE REIMBURSEMENT
                   INCOME TAX REFUND                                                             23,268
                   RENT
                   PAYROLL TAX ADVANCE RETURNED
                   MISC.                                36,713                37,857                 --
                   INTEREST INCOME                                             8,555

 9     TOTAL NON OPERATING RECEIPTS                      9,152    70,908     154,801      --         --           --      234,861

10     TOTAL RECEIPTS                                    9,152    70,908     154,801      --         --           --      234,861

11     CASH AVAILABLE                                    9,152   221,413   3,773,508      --         --        1,000    4,005,073

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                                            18,582                                       18,582
13     PAYROLL TAXES PAID                                             --       6,780                                        6,780
14     SALES, USE & OTHER TAXES PAID                     2,870        --                                                    2,870
15     SECURED/RENTAL/LEASES                                          --       5,002                                        5,002
16     UTILITIES                                           262        --       2,690                                        2,952
17     INSURANCE                                                      --     112,200                                      112,200
18     INVENTORY PURCHASES                                            --                                                       --
19     VEHICLE EXPENSE                                                --                                                       --
20     TRAVEL                                                         --                                                       --
21     ENTERTAINMENT                                                  --                                                       --
22     REPAIRS & MAINTENANCE                             2,656        --                                                    2,656
23     SUPPLIES                                                       --                                                       --
24     ADVERTISING                                                                                                             --
25     OTHER                                             3,364    71,211      99,384      --         --           --      173,959
                   LOAN PAYMENTS                                      --                                                       --
                   FREIGHT                                 959        --       1,165                                        2,124
                   CONTRACT LABOR                                     --      96,405                                       96,405
                   401 K PAYMENTS                                     --                                                       --
                   PAYROLL TAX ADVANCE ADP                                                                                     --
                   WAGE GARNISHMENTS                                                                                           --
                   MISC.                                 2,405    71,211       1,814                                       75,430

26     TOTAL OPERATING DISBURSEMENTS                     9,152    71,211     244,638      --         --           --      325,001

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                              --      11,217                                       11,217
28     US TRUSTEE FEES                                                --                                                       --
29     OTHER                                                                                                                   --
30     TOTAL REORGANIZATION EXPENSE                         --        --      11,217      --         --           --       11,217

31     TOTAL DISBURSEMENTS                               9,152    71,211     255,855      --         --           --      336,218

32     NET CASH FLOW                                        --      (303)   (101,054)     --         --           --     (101,357)

33     CASH- END OF MONTH                                   --   150,202   3,517,653      --         --        1,000    3,668,855

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:  401-40790-BJH-11

                                             SCHEDULED                 MONTH                   MONTH                  MONTH
ACCOUNTS RECEIVABLE AGING                     AMOUNT                   JUL-01                  AUG-01                 SEP-01
-------------------------                    ---------                 ------                  ------                 ------

1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable                    0                        0                      0                      0
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)                    0                        0                      0                      0

AGING OF POST PETITION                                     MONTH:  SEPTEMBER-01
TAXES AND PAYABLES                                               --------------

                                          0 - 30        31 - 60          61 - 90              91 +
TAXES PAYABLE                              DAYS          DAYS              DAYS               DAYS               TOTAL
-------------                             ------        -------          -------              ----               -----

1.    Federal                                                                                                        0
2.    State                                                                                                          0
3.    Local                                                                                                          0
4.    Other (Attach List)                                                                                            0
5.    Total Taxes Payable                      0              0                0                 0                   0
6.    Accounts Payable                         0                                                                     0

                                                           MONTH:  SEPTEMBER-01
                                                                 --------------
STATUS OF POST PETITION TAXES

                                        BEGINNING TAX           AMOUNT WITHHELD                                ENDING TAX
FEDERAL                                   LIABILITY              AND/OR ACCRUED         (AMOUNT PAID)           LIABILITY
-------                                 -------------           ---------------         -------------          ----------

1.    Withholding **                                                                                                    0
2.    FICA - Employee **                                                                                                0
3.    FICA - Employer **                                                                                                0
4.    Unemployment                                                                                                      0
5.    Income                                                                                                            0
6.    Other (Attach List)                                                                                               0
7.    Total Federal Taxes                           0                         0                     0                   0

STATE AND LOCAL

8.    Withholding                                                                                                       0
9.    Sales                                                                                                             0
10.   Excise                                                                                                            0
11.   Unemployment                                                                                                      0
12.   Real Property                                                                                                     0
13.   Personal Property                                                                                                 0
14.   Other (Attach List)                                                                                               0
15.   Total State And Local                         0                         0                     0                   0
16.   Total Taxes                                   0                         0                     0                   0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 5

CASE NUMBER:  401-40790-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:  SEPTEMBER-01
                                                                 --------------

BANK RECONCILIATIONS                            Account # 1             Account # 2
--------------------                            -----------             -----------
A.    BANK:                                                                                   Other Accounts           TOTAL
B.    ACCOUNT NUMBER:                                                                         (Attach Sheet)
C.    PURPOSE (TYPE):
1.    Balance Per Bank Statement
2.    Add: Total Deposits Not Credited
3.    Subtract: Outstanding Checks
4.    Other Reconciling Items
5.    Month End Balance Per Books                                                                          0                 0
6.    Number of Last Check Written

INVESTMENT ACCOUNTS

                                                 DATE OF                TYPE OF
BANK, ACCOUNT NAME & NUMBER                      PURCHASE              INSTRUMENT             PURCHASE PRICE       CURRENT VALUE
---------------------------                      --------              ----------             --------------       -------------
7.
8.
9.
10.   (Attach List)
11.   Total Investments                                                                                    0                   0

CASH

12.   Currency On Hand                                                                                                         0
13.   Total Cash - End of Month                                                                                                0



This form     does  x  does not have related footnotes on Footnotes Supplement.
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
CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 6

CASE NUMBER:  401-40790-BJH-11
                                                           MONTH: SEPTEMBER--01
                                                                  --------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                     TYPE OF               AMOUNT               TOTAL PAID
             NAME                    PAYMENT                PAID                  TO DATE
             ----                    -------              --------             ------------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                               0                       0


                                  PROFESSIONALS

                                  DATE OF
                                COURT ORDER                                                                        TOTAL
                                AUTHORIZING               AMOUNT               AMOUNT      TOTAL PAID             INCURRED
             NAME                 PAYMENT                APPROVED               PAID         TO DATE               $ UNPAID*
             ----               -----------              --------              ------      ----------             ---------

1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                                          0                    0                0                    0

     *    Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                       SCHEDULED             AMOUNTS             TOTAL
                                        MONTHLY               PAID               UNPAID
                                       PAYMENTS              DURING               POST
            NAME OF CREDITOR              DUE                 MONTH             PETITION
            ----------------           ---------             -------            --------

1.    Bank of America                                              0           15,365,448
2.
3.
4.
5.    (Attach List)
6.    TOTAL                                    0                   0           15,365,448

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                          ACCRUAL BASIS - 7

CASE NUMBER:  401-40790-BJH-11
                                                           MONTH:  SEPTEMBER--01
                                                                 ---------------

QUESTIONNAIRE

                                                                                       YES         NO
                                                                                       ---         --

1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                               X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                           X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                       X

5.   Have any Post Petition Loans been received by the debtor from any party?                      X

6.   Are any Post Petition Payroll Taxes past due?                                                 X

7.   Are any Post Petition State or Federal Income Taxes past due?                                 X

8.   Are any Post Petition Real Estate Taxes past due?                                             X

9.   Are any other Post Petition Taxes past due?                                                   X

10.  Are any amounts owed to Post Petition creditors delinquent?                                   X

11.  Have any Pre Petition Taxes been paid during the reporting period?                            X

12.  Are any wage payments past due?                                                               X


If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.


INSURANCE

                                                                                       YES         NO
                                                                                       ---         --

1.   Are Worker's Compensation, General Liability and other necessary insurance          X
     coverages in effect?

2.   Are all premium payments paid current?                                              X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no employees and no operations.

                              INSTALLMENT PAYMENTS

             TYPE OF POLICY                 CARRIER                     PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
             --------------                 -------                     --------------              --------------------------
General Liability                        Liberty Mutual                  9/1/00-3/1/02              Semi-Annual        $64,657


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO COMPONENTS, INC.                       FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40790-BJH-11                                ACCRUAL BASIS

                                                          MONTH:   SEPTEMBER-01
                                                                ---------------

ACCRUAL
BASIS
FORM
NUMBER    LINE NUMBER      FOOTNOTE/EXPLANATION
-------   -----------      --------------------

1              1           Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3              1           Use of Existing Forms and Records; (2) Authorizing Maintenance of
                           Existing Corporate Bank Accounts and Cash Management System; and
                           (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment
                           Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                           1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No.
                           401-40788-BJH-11). Accordingly, all cash receipts and
                           disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among
                           Kevco, Inc. and its subsidiaries is included in this report as a
                           Supplement to Accrual Basis -3. Debtor closed its petty cash account during August.

1             24           The direct charges to equity are due to the secured debt
1             32           reductions pursuant to sales of Kevco Manufacturing L.P.'s operating divisions, the sale of the South Region of Kevco
                           Distribution LP, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                           has been guaranteed by all of its co-debtors (See Footnote 1,27A);
                           therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1             24           In September, Liberty Mutual, Debtor's Workman's Compensation
                           carrier, drew $300,000 on a letter of credit issued during 2000 as reflected on the financial statements of Kevco Management,
                           Inc.

1             27A          Intercompany payables are to co-debtors Kevco Management Co.
                           (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                           401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                           401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                           401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), Kevco
                           GP, Inc. (Case No. 401-40786-BJH-11), and DCM Delaware, Inc.
                           (Case No. 401-40787-BJH-11).
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